Exhibit 99.2

Consent of Independent Registered Public Accounting Firm

The Board of Directors

C&J Energy Services Ltd.

We consent to the use of our report dated February 20, 2015, with respect to the consolidated balance sheet of C&J Energy Services Inc. and subsidiaries as of December 31, 2014, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2014, which report appears in the Form 8-K/A of C&J Energy Services Ltd. and subsidiaries dated May 29, 2015.

/s/ KPMG LLP

Houston, Texas

May 29, 2015